EXHIBIT 99.1



                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS

     CASE NUMBER: 04-31555                              rwd, 6/04

     JUDGE: Felsenthal



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                   DIVISION 6

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: June 27, 2004


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:


        /s/Timothy R. Ligon                            VP and Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY    TITLE



        Timothy R. Ligon                               July 21, 2004
        -------------------------------------------    --------------------
        PRINTED NAME OF RESPONSIBLE PARTY              DATE


     PREPARER:


        /s/Steve Reinsch                               Assistant Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  PREPARER              TITLE



        Steve Reinsch                                  July 21, 2004
        -------------------------------------------    --------------------
        PRINTED NAME OF PREPARER                       DATE

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-1

     CASE NUMBER: 04-31555                              rwd, 6/04


                                                        See Attached Schedule
COMPARATIVE BALANCE SHEET

-------------------------------------------------------------------------------
                                SCHEDULE       MONTH        MONTH        MONTH
ASSETS                           AMOUNT
-------------------------------------------------------------------------------
1. UNRESTRICTED CASH
-------------------------------------------------------------------------------
2. RESTRICTED CASH
-------------------------------------------------------------------------------
3. TOTAL  CASH                   #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
4. ACCOUNTS RECEIVABLE (NET)
-------------------------------------------------------------------------------
5. INVENTORY
-------------------------------------------------------------------------------
6. NOTES RECEIVABLE
-------------------------------------------------------------------------------
7. PREPAID EXPENSES
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  CURRENT  ASSETS        #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT
-------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION
-------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
        EQUIPMENT                #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
13. DUE FROM INSIDERS
-------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)
-------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
16. TOTAL ASSETS                 #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------

POSTPETITION  LIABILITIES
-------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
18. TAXES PAYABLE
-------------------------------------------------------------------------------
19. NOTES PAYABLE
-------------------------------------------------------------------------------
20. PROFESSIONAL FEES
-------------------------------------------------------------------------------
21. SECURED DEBT
-------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
23. TOTAL POSTPETITION
        LIABILITIES                              $0           $0          $0
-------------------------------------------------------------------------------

PREPETITION  LIABILITIES
-------------------------------------------------------------------------------
24. SECURED DEBT
-------------------------------------------------------------------------------
25. PRIORITY DEBT
-------------------------------------------------------------------------------
26. UNSECURED DEBT
-------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
28. TOTAL  PREPETITION
    LIABILITIES                    $0            $0           $0          $0
-------------------------------------------------------------------------------
29. TOTAL LIABILITIES              $0            $0           $0          $0
-------------------------------------------------------------------------------

EQUITY
-------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY
-------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
-------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------
33. TOTAL  EQUITY                  $0            $0           $0          $0
-------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS'  EQUITY                $0            $0           $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
Consolidating Balance Sheet
As of June 27, 2004

(Amounts in Thousands)
                                        Don                                                Total
                                      Pablo's       Hops      Corporate     Eliminate      Avado
----------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents        $ (1,209.2)       (58.4)      2,979.6             -       1,712.0
   Restricted Cash                         -            -      18,302.0             -      18,302.0
   Short Term Investments                  -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents(1,209.2)       (58.4)     21,281.6             -      20,014.0

   Accounts Receivable               2,519.2        857.5       1,388.0             -       4,764.7
   Inventories                       2,406.6      1,645.3          13.0             -       4,064.9
   Prepaid Expenses                  1,151.6        763.9       2,085.7             -       4,001.2
   Other Current Assets                    -            -         973.9             -         973.9
   Assets Held for Sale                    -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Total Current Assets            4,868.2      3,208.3      25,742.2             -      33,818.7

PREMISES AND EQUIPMENT:
   Land                              9,006.4      2,850.0         406.8             -      12,263.2
   Buildings - Owned                17,174.4      4,352.5       8,505.5             -      30,032.4
   Buildings Under Ground Lease     88,434.2     29,556.6             -             -     117,990.8
   Leasehold Improvements            1,958.6      5,034.7           1.2             -       6,994.5
   Furniture & Equipment            52,888.9     22,789.8       3,791.8             -      79,470.5
   Building Under Capital Lease      3,855.0        780.0             -             -       4,635.0
   Asset Revaluation                       -            -             -             -             -
   Construction in Progress             70.3        120.1             -             -         190.4
----------------------------------------------------------------------------------------------------
     Total Premises & Equipment    173,387.8     65,483.7      12,705.3             -     251,576.8

Less: Accumulated Depreciation
      and Amortization             (73,681.0)   (17,639.6)     (7,133.6)            -     (98,454.2)
----------------------------------------------------------------------------------------------------
     Premises and Equipment, Net    99,706.8     47,844.1       5,571.7                   153,122.6

Goodwill
Goodwill Allocation                 67,739.0     (7,335.0)            -     (60,404.0)            -
   Less: Accumulated Amortization          -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Goodwill, Net                  67,739.0     (7,335.0)            -     (60,404.0)            -

Notes Receivable                           -            -             -             -             -
Def. Loan/Lease Costs, Net                 -            -       5,476.2             -       5,476.2
Prepaid Rent/Int.-SLB, Net           9,396.1      7,984.3             -             -      17,380.4
Deferred Income Tax Benefit                -            -      11,620.0             -      11,620.0
Other Assets, Net                    1,865.0      1,006.3       1,013.3             -       3,884.6
----------------------------------------------------------------------------------------------------
Total Assets                      $183,575.1     52,708.0      49,423.4     (60,404.0)    225,302.5
====================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                $        -            -       3,190.6              -      3,190.6
   Accounts Payable                  2,479.6        829.6       3,088.6              -      6,397.8
   Accounts Payable - Related          359.6     41,091.7       9,634.5      (51,086.7)         (.9)
   Intercompany Allocation         105,672.9     46,425.9      20,643.2     (172,742.0)           -
----------------------------------------------------------------------------------------------------
     Total Accounts Payable        108,512.1     88,347.2      36,556.9     (223,828.7)     9,587.5

ACCRUED LIABILITIES:
   Payroll                           2,760.1      1,839.8         219.2              -      4,819.1
   Bonuses                             607.4        428.5         107.8              -      1,143.7
   Benefits and Taxes                  337.5        238.3       1,516.3              -      2,092.1
   Rents                             2,022.5      2,021.9             -              -      4,044.4
   Interest                                -            -         974.9              -        974.9
   Insurance                               -            -       5,147.6              -      5,147.6
   Property Taxes                    1,032.1        334.4             -              -      1,366.5
   Sales Tax Payable                 1,450.4        605.1           8.5              -      2,064.0
   Other                             1,365.2      1,536.2       1,070.6              -      3,972.0
----------------------------------------------------------------------------------------------------
     Total Accrued Liabilities       9,575.2      7,004.2       9,044.9              -     25,624.3

Current Installments of
  Long-Term Debt                           -            -      31,373.5              -     31,373.5
Income Tax                                 -            -          54.2              -         54.2
----------------------------------------------------------------------------------------------------
     Total Current Liabilities     118,087.3     95,351.4      77,029.5     (223,828.7)    66,639.5

Long-Term Debt                             -            -             -              -            -
Capital Lease Obligation                   -            -             -              -            -
Other Long-Term Liabilities            271.7        606.1             -              -        877.8
----------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise       118,359.0     95,957.5      77,029.5     (223,828.7)    67,517.3

Liabilities Subject to Compromise   11,306.2      8,078.0     214,429.2              -    233,813.4
----------------------------------------------------------------------------------------------------
     Total Liabilities             129,665.2    104,035.5     291,458.7     (223,828.7)   301,330.7

Convertible Securities                     -            -       3,179.5              -      3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                         30.9            -         404.8              -        435.7
   Additional Paid-In Capital        9,628.6     25,913.0      52,710.4       66,080.0    154,332.0
   Retained Earnings                38,983.4    (69,681.5)   (175,222.9)      97,344.7   (108,576.3)
   Net Earnings                      5,267.0     (7,559.0)    (19,648.3)             -    (21,940.3)
     Less: Dividends Paid                  -            -      (7,042.0)             -     (7,042.0)
----------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                      53,909.9    (51,327.5)   (148,798.0)     163,424.7     17,209.1
       Less: Treasury Stock                -            -     (96,416.8)             -    (96,416.8)
----------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                $183,575.1     52,708.0      49,423.4      (60,404.0)   225,302.5
====================================================================================================

Avado Brands, Inc.
Consolidated Balance Sheet
As of January 02, 2005

(Amounts in Thousands)

                                        January       February      March       April        May          June
-------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents           $  2,114.1        2,166.3      2,545.7     2,040.0     2,005.5      1,711.9
   Restricted Cash                            -       18,199.2     18,197.4    18,536.5    18,540.9     18,302.0
   Short Term Investments                     -              -            -           -            -           -
-------------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents    2,114.1       20,365.5     20,743.1    20,576.5    20,546.4     20,013.9

   Accounts Receivable                  4,900.5        4,810.8      4,438.3     4,799.1     4,935.1      4,764.7
   Inventories                          4,416.5        4,280.7      4,308.5     4,388.8     4,397.7      4,064.9
   Prepaid Expenses                     2,247.8        2,724.8      3,627.1     4,054.2     3,917.8      4,001.1
   Other Current Assets                   710.7        1,469.5      1,338.8     1,234.2     1,104.7        973.9
   Assets Held for Sale                       -              -            -           -           -            -
-------------------------------------------------------------------------------------------------------------------
     Total Current Assets              14,389.6       33,651.3     34,455.8    35,052.8    34,901.7     33,818.5

PREMISES AND EQUIPMENT:
   Land                                12,263.1       12,263.1     12,263.1    12,263.1    12,263.1      12,263.1
   Buildings - Owned                   29,997.1       29,998.1     29,998.1    29,999.6    30,016.5      30,032.3
   Buildings Under Ground Lease       122,812.8      121,490.1    121,512.9   121,529.4   121,570.7     117,990.8
   Leasehold Improvements               8,642.4        8,623.5      8,628.6     8,676.4     8,680.9       6,994.6
   Furniture & Equipment               80,964.3       80,217.4     80,388.6    80,533.6    80,622.7      79,470.4
   Building Under Capital Lease         4,635.0        4,635.0      4,635.0     4,635.0     4,635.0       4,635.0
   Asset Revaluation                   (1,831.5)             -            -           -    (4,890.7)            -
   Construction in Progress                 3.7            3.7          3.7        16.0        70.1         190.4
-------------------------------------------------------------------------------------------------------------------
     Total Premises & Equipment       257,486.9      257,230.9    257,430.0   257,653.1   252,968.3     251,576.6

Less: Accumulated Depreciation
      and Amortization                (95,142.1)     (95,723.3)   (97,042.1)  (98,047.2)  (99,085.2)    (98,454.2)
-------------------------------------------------------------------------------------------------------------------
     Premises and Equipment, Net      162,344.8      161,507.6    160,387.9   159,605.9   153,883.1     153,122.4

Goodwill                                      -              -            -           -           -             -
Goodwill Allocation                           -              -            -           -           -             -
   Less: Accumulated Amortization             -              -            -           -           -             -
-------------------------------------------------------------------------------------------------------------------
     Goodwill, Net                            -              -            -           -           -             -

Notes Receivable                              -              -            -           -           -             -
Def. Loan/Lease Costs, Net              5,560.9        5,515.5      5,505.7     5,495.8     5,486.0       5,476.2
Prepaid Rent/Int.-SLB, Net             17,857.4       17,764.2     17,658.1    17,565.0    17,486.5      17,380.4
Deferred Income Tax Benefit            11,620.0       11,620.0     11,620.0    11,620.0    11,620.0      11,620.0
Other Assets, Net                       3,851.4        4,011.9      4,022.0     3,880.9     3,878.5       3,884.6
-------------------------------------------------------------------------------------------------------------------
Total Assets                         $215,624.1      234,070.5    233,649.5   233,220.4   227,255.8     225,302.1
===================================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                   $  3,567.5        1,057.6      1,965.6       391.8     2,769.1       3,190.6
   Accounts Payable                     9,049.6        3,480.2      4,273.5     8,296.0     7,856.8       6,397.8
   Accounts Payable - Related              (4.0)          (4.0)        (6.2)       (8.4)       (2.4)          (.4)
   Intercompany Allocation                    -              -            -           -           -             -
-------------------------------------------------------------------------------------------------------------------
     Total Accounts Payable            12,613.1        4,533.8      6,232.9     8,679.4    10,623.5       9,588.0

ACCRUED LIABILITIES:
   Payroll                              4,993.9        5,092.1      5,636.3     6,031.5     6,067.0       4,819.1
   Bonuses                                576.4          760.0      1,031.1       695.5       899.4       1,143.7
   Benefits and Taxes                   1,992.1        1,948.2      1,990.8     2,069.6     2,239.7       2,092.1
   Rents                                3,986.0        3,999.8      4,022.1     4,013.2     3,993.4       4,044.3
   Interest                            10,881.7          200.0        434.0       497.3       562.3         974.9
   Insurance                            7,904.3        4,986.2      5,080.5     5,137.8     5,208.6       5,147.6
   Property Taxes                       2,341.7        1,422.9      1,114.2     1,213.1     1,212.0       1,366.7
   Sales Tax Payable                    1,747.8        2,243.3      2,230.3     1,704.2     1,782.7       2,064.0
   Other                                9,998.6        4,246.0      3,611.3     3,478.8     3,412.6       3,972.0
-------------------------------------------------------------------------------------------------------------------
     Total Accrued Liabilities         44,422.5       24,898.5     25,150.6    24,841.0    25,377.7      25,624.4

Current Installments of
  Long-Term Debt                       15,527.4       33,510.0     29,040.0    30,640.0    30,640.0      31,373.5
Income Tax                             41,111.3          119.5        121.2       106.0       106.0          54.2
-------------------------------------------------------------------------------------------------------------------
     Total Current Liabilities        113,674.3       63,061.8     60,544.7    64,266.4    66,747.2      66,640.1

Long-Term Debt                        152,571.8              -            -           -           -             -
Capital Lease Obligation                4,619.6              -            -           -           -             -
Other Long-Term Liabilities             2,304.3          888.5        884.1       882.6       880.9         877.9
-------------------------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise          273,170.0       63,950.3     61,428.8    65,149.0    67,628.1      67,518.0

Liabilities Subject to Compromise             -      230,605.9    233,821.6   232,799.5   231,337.3     233,813.4
-------------------------------------------------------------------------------------------------------------------
     Total Liabilities                273,170.0      294,556.2    295,250.4   297,948.5   298,965.4     301,331.4

Convertible Securities                  3,179.5        3,179.5      3,179.5     3,179.5     3,179.5       3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                           435.7          435.7        435.7       435.7       435.7         435.7
   Additional Paid-In Capital         154,332.0      154,332.0    154,332.0   154,332.0   154,332.0     154,332.0
   Retained Earnings                 (108,576.7)    (108,576.7)  (108,576.7) (108,576.7) (108,576.7)   (108,576.7)
   Net Earnings                        (3,457.6)      (6,397.4)    (7,512.6)  (10,639.8)  (17,621.3)    (21,941.0)
     Less: Dividends Paid              (7,042.0)      (7,042.0)    (7,042.0)   (7,042.0)   (7,042.0)     (7,042.0)
-------------------------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                         35,691.4       32,751.6     31,636.4    28,509.2    21,527.7      17,208.0
       Less: Treasury Stock           (96,416.8)     (96,416.8)   (96,416.8)  (96,416.8)  (96,416.8)    (96,416.8)
-------------------------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                   $215,624.1      234,070.5    233,649.5   233,220.4   227,255.8     225,302.1
===================================================================================================================

Footnotes:

     Restricted Cash - The balance represents approximately $13.9 million in cash being held by Wells Fargo and LaSalle Bank as collateral on corresponding letters of credit. An additional $4.3 million is being held by AIG as collateral on the worker's comp and general liability insurance programs. $105k is being held as deposits on bids that were received in an auction of certain leasehold interests.

     Current Installments of LTD - The balance represents outstanding borrowings under the DIP credit facility.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2

     CASE NUMBER: 04-31555                              rwd, 6/04


CONSOLIDATED INCOME STATEMENT

                                    MONTH        MONTH       MONTH      QUARTER
REVENUES                            April         May        June        TOTAL
-------------------------------------------------------------------------------
1. GROSS REVENUES                 $26,531       $28,113     $32,030     $86,674
-------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS         $209          $436        $385      $1,030
-------------------------------------------------------------------------------
3. NET  REVENUE                   $26,322       $27,677     $31,645     $85,644
-------------------------------------------------------------------------------

COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                            $7,100        $7,678      $8,742     $23,520
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS              $9,568        $9,910     $11,233     $30,711
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD       $16,668       $17,588     $19,975     $54,231
-------------------------------------------------------------------------------
8. GROSS  PROFIT                   $9,654       $10,089     $11,670     $31,413
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES           $3,941        $4,106      $4,241     $12,288
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE       $1,480        $1,562      $1,756      $4,798
-------------------------------------------------------------------------------
12. RENT & LEASE                   $1,426        $1,411      $1,600      $4,359
-------------------------------------------------------------------------------
13. OTHER (See Notes)              $1,724        $2,055      $2,331      $6,110
-------------------------------------------------------------------------------
14. SPECIAL CHARGE                     $2        $4,927      $3,452      $8,381
-------------------------------------------------------------------------------
15. TOTAL  OPERATING  EXPENSES     $8,573       $14,061     $13,380     $35,936
-------------------------------------------------------------------------------
16. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE               $1,081       ($3,972)    ($1,710)    ($4,523)
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
17. NON-OPERATING INCOME               $6            $3          $2         $11
-------------------------------------------------------------------------------
18. NON-OPERATING EXPENSE             $37            $9         $31         $77
-------------------------------------------------------------------------------
19. INTEREST EXPENSE                 $580          $577        $786      $1,943
-------------------------------------------------------------------------------
20. DEPRECIATION / DEPLETION       $1,004        $1,028      $1,286      $3,318
-------------------------------------------------------------------------------
21. AMORTIZATION                      $47           $33         $93        $251
-------------------------------------------------------------------------------
22. OTHER                              $0            $0          $0          $0
-------------------------------------------------------------------------------
23. NET  OTHER INCOME & EXPENSES   $1,662        $1,644      $2,194      $5,578
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
24. PROFESSIONAL FEES (See Notes)  $2,486        $1,351        $401      $4,238
-------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES                 $61           $15         $15         $91
-------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)                $0            $0          $0          $0
-------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES  $2,547        $1,366        $416      $4,329
-------------------------------------------------------------------------------
28. INCOME TAX                         $0            $0          $0          $0
-------------------------------------------------------------------------------
29. NET  PROFIT  (LOSS)           ($3,128)      ($6,982)    ($4,320)   ($14,430)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes, gains and losses on disposals of f/a, net of DP's royalty income.

     Line 14: Special Charge represents asset impairments and expenses related to closed stores.

     June is a 5-week period. April and May are 4-week periods.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2.1

     CASE NUMBER: 04-31555                              rwd, 6/04


CONSOLIDATING INCOME STATEMENT

                             Don Pablo's      Hops      Corporate   Consolidated
REVENUES                                                                TOTAL
-------------------------------------------------------------------------------
1. GROSS  REVENUES             $22,235        $9,795          $0       $32,030
-------------------------------------------------------------------------------
2. LESS:RETURNS & DISCOUNTS       $385            $0                      $385
-------------------------------------------------------------------------------
3. NET  REVENUE                $21,850        $9,795          $0       $31,645
-------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                         $5,530        $3,212                    $8,742
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS           $7,689        $3,544                   $11,233
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD    $13,219        $6,756          $0       $19,975
-------------------------------------------------------------------------------
8. GROSS  PROFIT                $8,631        $3,039          $0       $11,670
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES        $2,804        $1,437                    $4,241
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE      $773          $273        $710        $1,756
-------------------------------------------------------------------------------
12. RENT  &  LEASE                $954          $646                    $1,600
-------------------------------------------------------------------------------
13. OTHER (See Notes)           $1,751          $580                    $2,331
-------------------------------------------------------------------------------
14. SPECIAL CHARGE                $276        $3,176                    $3,452
-------------------------------------------------------------------------------
15. TOTAL OPERATING EXPENSES    $6,558        $6,112        $710       $13,380
-------------------------------------------------------------------------------
16. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE            $2,073       ($3,073)      ($710)      ($1,710)
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
17. NON-OPERATING INCOME            $0            $2          $0            $2
-------------------------------------------------------------------------------
18. NON-OPERATING EXPENSE          $28            $0          $3           $31
-------------------------------------------------------------------------------
19. INTEREST  EXPENSE               $0            $0        $786          $786
-------------------------------------------------------------------------------
20. DEPRECIATION / DEPLETION      $796          $432         $58        $1,286
-------------------------------------------------------------------------------
21. AMORTIZATION                   $26           $67          $0           $93
-------------------------------------------------------------------------------
22. OTHER                           $0            $0          $0            $0
-------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES   $850          $497        $847        $2,194
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
24. PROFESSIONAL FEES               $0            $0        $401          $401
-------------------------------------------------------------------------------
25. U.S.  TRUSTEE  FEES             $0            $0         $15           $15
-------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)                                                     $0
-------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES   $0            $0        $416          $416
-------------------------------------------------------------------------------
28. INCOME TAX                                                              $0
-------------------------------------------------------------------------------
29. NET  PROFIT  (LOSS)         $1,223       ($3,570)    ($1,973)      ($4,320)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes, gains and losses on disposals of f/a, net of DP's royalty income.

     Line 14: Special Charge represents asset impairments and expenses related to closed stores

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-3

     CASE NUMBER: 04-31555                              rwd, 6/04
                                                        See Attached Schedule


CASH  RECEIPTS  AND                  MONTH       MONTH       MONTH     QUARTER
DISBURSEMENTS                                                           TOTAL
-------------------------------------------------------------------------------
1. CASH - BEGINNING  OF  MONTH         $0          $0          $0
-------------------------------------------------------------------------------

RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------
2. CASH SALES
-------------------------------------------------------------------------------

COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------
3. PREPETITION
-------------------------------------------------------------------------------
4. POSTPETITION
-------------------------------------------------------------------------------
5. TOTAL  OPERATING  RECEIPTS          $0          $0          $0          $0
-------------------------------------------------------------------------------

NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------
7. SALE OF ASSETS
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  NON-OPERATING  RECEIPTS      $0          $0          $0          $0
-------------------------------------------------------------------------------
10. TOTAL  RECEIPTS                    $0          $0          $0          $0
-------------------------------------------------------------------------------
11. TOTAL  CASH  AVAILABLE             $0          $0          $0          $0
-------------------------------------------------------------------------------

OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------
12. NET PAYROLL
-------------------------------------------------------------------------------
13. PAYROLL TAXES PAID
-------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID
-------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-------------------------------------------------------------------------------
16. UTILITIES
-------------------------------------------------------------------------------
17. INSURANCE
-------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-------------------------------------------------------------------------------
20. TRAVEL
-------------------------------------------------------------------------------
21. ENTERTAINMENT
-------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------
23. SUPPLIES
-------------------------------------------------------------------------------
24. ADVERTISING
-------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
26. TOTAL  OPERATING  DISBURSEMENTS    $0          $0          $0          $0
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
30. TOTAL  REORGANIZATION  EXPENSES    $0          $0          $0          $0
-------------------------------------------------------------------------------
31. TOTAL  DISBURSEMENTS               $0          $0          $0          $0
-------------------------------------------------------------------------------
32. NET  CASH  FLOW                    $0          $0          $0          $0
-------------------------------------------------------------------------------
33. CASH - END OF MONTH                $0          $0          $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
May 24, 2004 - June 27, 2004
Consolidating Cash Flow

                                             05/24/04      05/24/04     05/24/04      05/24/04
                                             06/27/04      06/27/04     06/27/04      06/27/04
                                           ------------------------------------------------------
                                            Don Pablo's      Hops         Corp.      Consolidated
                                           ------------------------------------------------------
Cash - Beginning (5/24/04)                                                            2,005,458
                                           ------------------------------------------------------
Receipts:                                    23,437,843   10,327,568     220,965     33,986,375
                                           ------------------------------------------------------
  Total Receipts                             23,437,843   10,327,568     220,965     33,986,375
                                           ------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance               9,762,379    2,895,378   1,193,440     13,851,197
  GL, Prop & WC Insurance Premiums                    -            -     141,883        141,883
  Food & Beverage                             6,284,661    3,326,606           -      9,611,267
  Utilities, & Property Expenses              1,195,070      571,576           -      1,766,646
  Rent                                          971,677      794,762           -      1,766,439
  Marketing                                   1,271,743       20,884           -      1,292,628
  Sales Tax                                   1,311,826      695,267           -      2,007,093
  Property Tax                                  110,777       22,397           -        133,174
  Other                                       1,006,060      477,755     565,128      2,048,943
                                           -----------------------------------------------------
  Total Operating Disbursements:             21,914,193    8,804,625   1,900,451     32,619,269
                                           -----------------------------------------------------
Adjusted Total Operating Cash Flow            1,523,650    1,522,943  (1,679,486)     1,367,106
                                           -----------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures         546,810      253,451      30,933        831,194
  AlixPartners                                        -            -     371,349        371,349
                                           -----------------------------------------------------
  Total Other Disbursements:                    546,810      253,451     402,282      1,202,543
                                           -----------------------------------------------------

Net Operating Cash Flow                         976,840    1,269,492  (2,081,768)       164,563
                                           -----------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                                    -            -     267,456        267,456
  Financing Fees                                      -            -       3,044          3,044
  Board of Directors Fees                             -            -     100,300        100,300
  KERP/KESP                                           -            -           -              -
  Utility Deposit                                     -            -           -              -
  US Trustee                                          -            -           -              -
  DIP Counsel                                         -            -      85,915         85,915
  Bankruptcy Professionals                            -            -   1,163,879      1,163,879
  Impact of Bankruptcy on Vendors                13,111        6,243           -         19,354
  Debt Payments:
  Senior and Sub Note Interest Payments               -            -           -              -
                                           -----------------------------------------------------
  Total Other Non-Operating Disbursements        13,111        6,243   1,620,595      1,639,949
                                           -----------------------------------------------------

Total Disbursements                          22,474,114    9,064,319   3,923,327     35,461,761
                                           -----------------------------------------------------

Net Cash Flow                                   963,729    1,263,249  (3,702,363)    (1,475,385)
                                           -----------------------------------------------------

Revolver borrowing (paydown) net of debt
   payoffs and LOC fundings                                                           1,087,350
Net cash impact of LOC activity (3)                                                    (353,850)
Increase (decrease) in bank overdrafts (2)                                              421,503
Other (primarily net change in deposits
   in transit)                                                                           26,801
                                                                                    ------------
Cash - End of Month                                                                   1,711,877
                                                                                    ============

  DDJ Beginning Loan Balance                                                         16,355,792
  Borrowings (1)                                                                     10,200,000
  Paydowns (1)                                                                       (9,112,650)
  Cash Held by AIG in lieu of LC                                                              -
                                                                                    ------------
  DDJ Ending Loan Balance                                                            17,443,142
                                                                                    ------------

  DDJ LOC Collateral Advances Beg. Balance                                           14,284,208
  105% of Wells Fargo LCs (1)                                                                 -
  Other Change in LC Collateral Need                                                   (353,850)
                                                                                    ------------
  DDJ LOC Collateral Advances Ending Balance                                         13,930,358
                                                                                    ------------
  Total Ending DDJ Borrowings                                                        31,373,500
                                                                                    ============

     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     (2) Bank overdrafts represent checks written on zero balance accounts. To the extent there is not a right of offset with the bank, these outstanding checks are reclassified to "Bank Overdrafts" within the current liabilities section of the consolidated balance sheet.

Avado Brands, Inc.
February 5 - June 27, 2004
Consolidated Cash Flow

                                           ----------------------------------------------------------------------------------------
                                             Feb 5 - 22      March        April           May            June        Year-to-Date
                                            Consolidated  Consolidated Consolidated   Consolidated   Consolidated    Consolidated
                                           ----------------------------------------------------------------------------------------
Cash - Beginning                              4,342,487    2,166,559     2,545,730      2,039,975      2,005,458       4,342,487
                                           ----------------------------------------------------------------------------------------
Receipts:
   Don Pablo's                               10,189,478   22,849,009    18,262,266     19,552,633     23,437,843      94,291,228
   Hops                                       5,532,158   13,207,397     9,516,406      9,194,105     10,327,568      47,777,634
   Other                                         23,547       44,502        75,203        126,647        220,965         490,863
                                           ----------------------------------------------------------------------------------------
  Total Receipts                             15,745,183   36,100,908    27,853,875     28,873,384     33,986,375     142,559,725
                                           ----------------------------------------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance               7,928,042   12,735,344    10,440,262     10,690,066     13,851,197      55,644,911
  GL, Prop & WC Insurance Premiums              306,659      272,658       141,882        141,883        141,883       1,004,965
  Food & Beverage                             4,944,483   10,520,366     8,168,364      9,142,749      9,611,267      42,387,228
  Utilities, & Property Expenses                123,524    1,086,216     1,595,476      1,250,429      1,766,646       5,822,291
  Rent                                                -    1,758,509     1,718,423      1,708,159      1,766,439       6,951,531
  Marketing                                      41,870      528,852       535,146        995,218      1,292,628       3,393,713
  Sales Tax                                   1,620,269    1,941,757     2,299,621      1,800,216      2,007,093       9,668,957
  Property Tax                                        -      529,756        78,947        251,063        133,174         992,940
  Other                                         390,453    1,930,921     1,664,227      1,907,844      2,048,943       7,942,388
                                           ----------------------------------------------------------------------------------------
  Total Operating Disbursements:             15,355,300   31,304,380    26,642,349     27,887,627     32,619,269     133,808,924
                                           ----------------------------------------------------------------------------------------
Adjusted Total Operating Cash Flow              389,883    4,796,528     1,211,526        985,758      1,367,106       8,750,801
                                           ----------------------------------------------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures         455,385      519,200       501,890        506,417        831,194       2,814,085
  AlixPartners                                        -            -             -        713,774        371,349       1,085,123
                                           ----------------------------------------------------------------------------------------
  Total Other Disbursements:                    455,385      519,200       501,890      1,220,191      1,202,543       3,899,209
                                           ----------------------------------------------------------------------------------------

Net Operating Cash Flow                         (65,502)   4,277,328       709,636       (234,433)        164,563      4,851,592
                                           ----------------------------------------------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                              199,967      189,983       280,973        283,646        267,456       1,222,026
  Financing Fees                              1,050,000            -        22,200              -          3,044       1,075,244
  Board of Directors Fees                         2,000       17,830        21,025         25,182        100,300         166,337
  KERP/KESP                                           -            -             -              -              -               -
  Utility Deposit                                     -            -             -              -              -               -
  US Trustee                                          -            -             -         45,500              -          45,500
  DIP Counsel                                   189,330            -             -        173,402         85,915         448,648
  Bankruptcy Professionals                            -            -        53,962        720,392      1,163,879       1,938,233
  Impact of Bankruptcy on Vendors               153,500       10,000             -        801,239         19,354         984,093
  Debt Payments:
  Senior and Sub Note Interest Payments               -            -             -              -              -               -
                                           ----------------------------------------------------------------------------------------
  Total Other Non-Operating Disbursements     1,594,797      217,813       378,160      2,049,362      1,639,949       5,880,081
                                           ----------------------------------------------------------------------------------------

Total Disbursements                          17,405,482   32,041,393    27,522,399     31,157,179     35,461,761     143,588,213
                                           ----------------------------------------------------------------------------------------

Net Cash Flow                                (1,660,299)   4,059,515       331,476     (2,283,795)    (1,475,385)     (1,028,489)
                                           ----------------------------------------------------------------------------------------

Revolver borrowing (paydown) net of debt
   payoffs and LOC fundings                    (514,747)  (4,470,000)     (460,000)     1,725,000      1,087,350      (2,632,397)
Net cash impact of LOC activity (3)                   -            -     1,725,000     (1,725,000)      (353,850)       (353,850)
Increase (decrease) in bank overdrafts (2)            -      907,917    (1,573,800)     2,377,335        421,503       2,132,955
Other (primarily net change in deposits
   in transit)                                     (882)    (118,261)     (528,431)      (128,057)        26,801        (748,830)
                                             --------------------------------------------------------------------------------------
Cash - End of Month                           2,166,559    2,545,730     2,039,975      2,005,458      1,711,877       1,711,877
                                             ======================================================================================

  DDJ Beginning Loan Balance                          -   19,560,792    15,090,792     14,630,792     16,355,792               -
  Borrowings (1)                             22,000,792    7,000,000     3,240,000      7,300,000     10,200,000      49,740,792
  Paydowns (1)                               (6,690,000) (11,470,000)   (3,700,000)    (5,575,000)    (9,112,650)    (36,547,650)
  Cash Held by AIG I lieu of LC               4,250,000            -             -              -              -       4,250,000
                                             --------------------------------------------------------------------------------------
  DDJ Ending Loan Balance                    19,560,792   15,090,792    14,630,792     16,355,792     17,443,142      17,443,142
                                             --------------------------------------------------------------------------------------

  DDJ LOC Collateral Advances Beg. Balance            -   13,949,208    13,949,208     16,009,208     14,284,208               -
  105% of Wells Fargo LCs (1)                13,949,208            -             -              -              -      13,949,208
  Other Change in LC Collateral Need                                     2,060,000     (1,725,000)      (353,850)        (18,850)
                                             --------------------------------------------------------------------------------------
  DDJ LOC Collateral Advances Ending Balance 13,949,208   13,949,208    16,009,208     14,284,208     13,930,358      13,930,358
                                             --------------------------------------------------------------------------------------
  Total Ending DDJ Borrowings                33,510,000   29,040,000    30,640,000     30,640,000     31,373,500      31,373,500
                                             ======================================================================================

     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     (2) Bank overdrafts represent checks written on zero balance accounts. To the extent there is not a right of offset with the bank, these outstanding checks are reclassified to "Bank Overdrafts" within the current liabilities section of the consolidated balance sheet.

     (3) During the week ended April 25, 2004, the Company borrowed $2,060,000 to use as collateral for a $2,000,000 letter of credit related to the Company's bond program. After the LOC was put in place, the Company received a return of collateral which was being held by the insurance Company in lieu of a letter of credit, in the amount of $1,725,000. The Company received this amount on 4/23 but due to the timing of the receipt, was not able to pay down the credit facility until the following week. As such, the $1,725,000 balance was included in the cash balance at 4/25/04.

     CASE NAME: Avado Brands, Inc.                      Monthly Operating Report

     CASE NUMBER: 04-31555                              ACCRUAL BASIS-4

                                                        rwd, 6/04


                                     SCHEDULE      MONTH      MONTH      MONTH
 ACCOUNTS  RECEIVABLE  AGING          AMOUNT
-------------------------------------------------------------------------------
1. 0-30
-------------------------------------------------------------------------------
2. 31-60                          See Attachment
-------------------------------------------------------------------------------
3. 61-90
-------------------------------------------------------------------------------
4. 91+
-------------------------------------------------------------------------------
5. TOTAL  ACCOUNTS  RECEIVABLE          $0           $0         $0          $0
-------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------
7. ACCOUNTS  RECEIVABLE  (NET)          $0           $0         $0          $0
-------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES        MONTH:  June 27, 2004

                             0-30      31-60      61-90      91+
TAXES  PAYABLE               DAYS       DAYS      DAYS       DAYS       TOTAL
-------------------------------------------------------------------------------
1. FEDERAL                 $185,480
-------------------------------------------------------------------------------
2. STATE                 $2,695,036
-------------------------------------------------------------------------------
3. LOCAL                 $1,366,673
-------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE   $4,247,189        $0        $0         $0           $0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE      $3,085,276  $145,313       $89    $18,422   $3,249,100
-------------------------------------------------------------------------------
                                          ***       ***        ***


STATUS  OF  POSTPETITION  TAXES                  MONTH:  June 27, 2004

                          BEGINNING        AMOUNT                      ENDING
                             TAX        WITHHELD AND/     AMOUNT        TAX
FEDERAL                   LIABILITY*     0R ACCRUED        PAID      LIABILITY
-------------------------------------------------------------------------------
1. WITHHOLDING**             $0          $900,593        $900,593           $0
-------------------------------------------------------------------------------
2. FICA-EMPLOYEE**           $0          $869,468        $869,468           $0
-------------------------------------------------------------------------------
3. FICA-EMPLOYER**           $0          $869,468        $869,468           $0
-------------------------------------------------------------------------------
4. UNEMPLOYMENT        $121,297           $64,183              $0     $185,480
-------------------------------------------------------------------------------
5. INCOME
-------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
7. TOTAL FEDERAL TAXES $121,297        $2,703,712      $2,639,529     $185,480
-------------------------------------------------------------------------------

STATE  AND  LOCAL
-------------------------------------------------------------------------------
8. WITHHOLDING         $171,655          $258,451        $299,086     $131,020
-------------------------------------------------------------------------------
9. SALES             $1,782,669        $2,166,538      $1,885,184   $2,064,023
-------------------------------------------------------------------------------
10. EXCISE
-------------------------------------------------------------------------------
11. UNEMPLOYMENT       $327,937          $117,863                     $445,800
-------------------------------------------------------------------------------
12. REAL AND PERSONAL
    PROPERTY         $1,212,002          $248,235         $93,564   $1,366,673
-------------------------------------------------------------------------------
13. PERSONAL PROPERTY
-------------------------------------------------------------------------------
14. INCOME             $106,020                           $51,827      $54,193
-------------------------------------------------------------------------------
15. TOTAL STATE &
    LOCAL            $3,600,283        $2,791,087      $2,329,661   $4,061,709
-------------------------------------------------------------------------------
16. TOTAL  TAXES     $3,721,580        $5,494,799      $4,969,190   $4,247,189
-------------------------------------------------------------------------------


     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     *** Non-current accounts payable relates primarily to professional services and other vendor claims which were paid during the Company's July accounting period. These invoices primarily relate to pre-petition and post-petition amounts that were processed in June related to periods prior to June.

     Note: Payroll taxes are remitted based on Federal, state and local requirements. Remittances are made within one day of paydate, monthly or quarterly, depending on the requirements.

AVADO BRANDS, INC.
BALANCE SHEET BREAKDOWN
$ in '000's
                                                                                         Increase        Increase        Increase
                                                                                        (Decrease)      (Decrease)      (Decrease)
                                       12/29/02    12/28/03    05/23/04    06/27/04    vs. 05/23/04    vs. 12/29/02   vs. 12/28/03
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable:
  A/R (net)                               686         301       1,040       1,054            14             368             753
  M&S Receivable                           54           -           -           -             -             (54)              -
  Allowance for Uncollectible - M&S         -           -           -           -             -               -               -
  Credit cards                          3,184       2,625       2,860       2,674          (186)           (510)             49
  From joint venture                        -           -           -           -             -               -               -
  Employee/Partner Loans                  270           8           8           8             -            (262)              -
  Interest receivable - current           894         863       1,027       1,027             -             133             164
  Other                                    (1)          2           -           2             2               3               -
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                  5,087       3,799       4,935       4,765          (170)           (322)            966
===================================================================================================================================

                                                        Monthly Operating Report


     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-5

     CASE NUMBER: 04-31555                              rwd, 6/04



     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
                                                           See Attached Schedule


                                   MONTH:   June 2004
                                           ------------------------------

BANK  RECONCILIATIONS
                                   Account #1   Account #2   Account #3   TOTAL
-------------------------------------------------------------------------------
A. BANK:
-------------------------------------------------------------------------------
B. ACCOUNT NUMBER:
-------------------------------------------------------------------------------
C. PURPOSE (TYPE):
-------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT
-------------------------------------------------------------------------------
2. ADD:TOTAL DEPOSITS NOT CREDITED
-------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS
-------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS
-------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS        $0          $0            $0          $0
-------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------



INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------
                                 DATE OF     TYPE OF      PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER     PURCHASE    INSTRUMENT     PRICE        VALUE
-------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                       $0           $0
-------------------------------------------------------------------------------



CASH
-------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                      $0
-------------------------------------------------------------------------------
13. TOTAL  CASH  -  END  OF MONTH                                         $0
-------------------------------------------------------------------------------


     Note: All bank accounts are reconciled each month with no more than a one-month lag.

Avado Brands, Inc,
Cash Analysis as of June 27, 2004

                                        Funds Transfer     # of          G/L             Bank
G/L Acct #      JDE Name                    Method         Rest        Balance          Balance
------------------------------------------------------------------------------------------------
Don Pablo's

50.1100.0101   Bank of America (AST)         AST             18     135,407.90       23,097.33
50.1100.0102   Bank One (AST)                AST             18     219,499.40       24,988.43
50.1100.0103   Fifth Third Bank (AST)        AST             16     145,004.11       28,469.76
50.1100.0104   First Union                   AST             13     122,950.96       24,162.74
50.1100.0105   M&T                          Sweep             4      42,311.59       11,573.97
50.1100.0106   PNC                     Sweep/Internet         6      62,908.68       22,684.82
50.1100.0107   Wachovia                Sweep/Internet         7      56,611.44       18,836.54
50.1100.0108   Wells Fargo (AST)             AST             10     118,463.94       29,076.34
50.1100.0109   Wells Fargo                  Sweep             3      31,752.59       10,957.82
50.1100.0111   First Tennessee              Sweep             2      12,612.39        4,489.74
50.1100.5042   Wells Fargo                  Sweep             1       8,656.77        2,449.66
50.1100.5048   National City                Sweep             1      14,419.30        5,548.80
50.1100.5050   National City                Sweep             1      (8,431.96)         574.22
50.1100.5051   US Bank                      Sweep             1      15,957.01        5,844.52
50.1100.5079   National City                Sweep             1      18,910.94        7,181.31
50.1100.5087   National City                Sweep             1      11,453.22        4,433.72
50.1100.5103   Citibank                     Sweep             1      13,723.66          149.04
50.1100.5112   Dime Bank                    Sweep                       569.23               -
50.1100.5115   US Bank                      Sweep             1      11,119.03        3,877.43
50.1100.5120   National City                Sweep             1      15,310.12        5,217.07
               Fleet                        Sweep             1              -        6,507.10
                                                            ------------------------------------
                                                                  1,049,210.32      240,120.36

5999.1102.013  RBC/Provident- ZBA A/P        ZBA                     32,813.01               -
5999.1104.03   RBC/Provident BWL ACCOUN      ZBA                    (13,117.18)              -
5999.1104.04   RBC/Provident  BWL Finte      ZBA                      1,360.95               -
50.1101.02     LaSalle Dep Concentration     ZBA                             -               -
50.1101.04     LaSalle Payroll               ZBA                 (1,423,406.62)              -
50.1102.04     LaSalle A/P                   ZBA                   (929,772.85)              -
50.1104.04     LaSalle BWL                   ZBA                    (60,384.37)              -
50.1104.5026   Bank of America - Club A/C    ZBA                     10,806.73        7,256.04
50.1104.5042   Wells Fargo - Club A/C        ZBA                     10,702.93        7,477.71
50.1104.5047   Wells Fargo - Club A/C        ZBA                       (385.06)              -
                                                            ------------------------------------
                                                            107  (1,322,172.14)     254,854.11

Hops

202.1100.0101  Bank of America Dep          Sweep             1       1,487.42               -
202.1100.0102  Bank One-CO Deposit      Sweep/Actual          5      23,075.31        9,249.29
202.1100.0103  Fifth Third Deposit          Sweep             2      19,569.17        8,081.77
202.1100.0104  First Union Deposit           AST             47     287,655.44       33,629.13
202.1100.0108  Wells Fargo Deposit          Sweep             2      19,253.39        7,739.78
202.1100.0112  Amsouth/MS Depository        Sweep             1      10,308.39        2,527.46
202.1100.0115  US Bank Depository       Sweep/Actual          2      13,128.58        5,634.60
202.1100.0118  Fleet-KC Depository      Sweep/Actual          3      29,697.62        8,743.03
                                                            ------------------------------------
                                                                    404,175.32       75,605.06


202.1049.02    LaSalle Dep Concentration     ZBA                        (20.00)              -
202.1101.04    LaSalle Payroll               ZBA                   (128,501.51)              -
202.1102.03    RBC/Provident Hops ZBA        ZBA                   (113,739.16)              -
202.1102.04    LaSalle A/P                   ZBA                   (280,638.98)              -
202.1104.02    RBC/Provident Hops BWL        ZBA                      6,741.64               -
202.1104.04    LaSalle BWL                   ZBA                    (10,665.82)              -
                                                            ------------------------------------
                                                             63    (122,648.51)      75,605.06

Corporate

007.1025.01    Avado Brands Master                                   27,319.88      237,197.62
007.1025.02    LaSalle Master Main Acct                             367,769.09       82,568.84
               Held Checks                                                   -             N/A
               Entry Booked for Cash Adj.                         3,190,603.90             N/A
                                                            ------------------------------------
               Avado Brands Master After Adj.                     3,585,692.87      319,766.46

007.1049       ACH Wire Transfers                                         0.60               -
007.1049.01    Provident/Avado Corp                                    (115.00)              -
007.1049.02    LaSalle Dep Concentration                                     -               -
007.1050       Foothill/Avado Master                                 (1,665.68)         closed
007.1052       Suntrust Tax Payment                                  43,548.11       53,246.11
007.1052.01    RBC/Provident Tax Settlement                                  -               -
007.1052.02    LaSalle Payroll Tax                                           -               -
007.1052.03    LaSalle Prop Tax                                              -               -
007.1052.04    LaSalle Sales Tax                                       (348.48)              -
007.1100.SUN   Suntrust - Depository                                 12,003.12        4,388.71
007.1101.04    LaSalle Payroll                                          119.08               -
007.1101.050   RBC/Provident- ZBA DP P/R                           (315,207.34)              -
007.1101.070   RBC/Provident Avado Corp. P/R                         (6,534.43)              -
007.1101.090   RBC/Provident Hops P/R                              (139,426.40)              -
007.1101.120   RBC/Provident Canyon P/R                                      -               -
007.1102.04    LaSalle A/P                                         (182,291.58)              -
007.1102.07    RBC/Provident Avado Corp. A/P                        (12,164.60)              -
007.1104.04    LaSalle BWL                                           (8,728.15)              -
007.1125.02    LaSalle Medical Claims                                        -               -
007.1126.02    LaSalle W/C G/L Claims                                        -               -
                                                            ------------------------------------
                                                                  2,974,882.12      377,401.28

Canyon Cafe

012.1104.01    Provident BWL                                                 -               -
012.1102.01    Provident A/P                                                 -               -
012.1100.1200  Bank One SMAS                                  1       3,473.54               -
                                                            ------------------------------------
                                                                      3,473.54               -
                                                            ------------------------------------
Total Cash Avado Brands                                           1,533,535.01      707,860.45
                                                            ====================================

               Petty Cash                                           178,342.00
                                                            -------------------
                 Total Consolidated Cash                          1,711,877.01

               Per Balance Sheet                                  1,711,877.00
                                                            -------------------


                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS - 6

     CASE NUMBER: 04-31555                              rwd, 6/04


                                           MONTH:   June 2004
                                                  -------------------------


PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                    INSIDERS
-------------------------------------------------------------------------------
                             TYPE OF         AMOUNT         TOTAL PAID
        NAME                 PAYMENT          PAID           TO DATE
-------------------------------------------------------------------------------
1.  See Attachment
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  INSIDERS                                $0               $0
-------------------------------------------------------------------------------


                                  PROFESSIONALS
-------------------------------------------------------------------------------
                       DATE OF COURT                        TOTAL      TOTAL
                     ORDER AUTHORIZING   AMOUNT    AMOUNT   PAID      INCURRED
        NAME              PAYMENT       APPROVED    PAID   TO DATE   & UNPAID *
-------------------------------------------------------------------------------
1. See Attachments
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  PROFESSIONALS                       $0           $0        $0        $0
-------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED



POSTPETITION   STATUS  OF  SECURED  NOTES,   LEASES  PAYABLE  AND  ADEQUATE
PROTECTION PAYMENTS


                               SCHEDULED         AMOUNTS
                                MONTHLY            PAID             TOTAL
                                PAYMENTS          DURING           UNPAID
   NAME OF CREDITOR               DUE             MONTH         POSTPETITION
-------------------------------------------------------------------------------
1. DDJ DIP revolver               n/a                           $31,373,500
-------------------------------------------------------------------------------
2. Leases                      $1,766,439      $1,766,439                $0
-------------------------------------------------------------------------------
3. Adequate Protection Payments   n/a                                    $0
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL                       $1,766,439      $1,766,439        $31,373,500
-------------------------------------------------------------------------------

Avado Brands, Inc.

Payments made to insiders for the period ending June 27, 2004

                                          Non-Qualified                                                   Monthly     Cumulative
Name                    Wages   Bonsues    401K Payout     Severance    Vacation    Expenses    Other      Total        Total
-----------------------------------------------------------------------------------------------------------------------------------
Emilio Alvarez-Recio        -         -            -             -            -            -   27,000     27,000        31,000
Jerome Atkinson             -         -            -             -            -            -   27,000     27,000        34,283
William Lapham              -         -            -             -            -          198   27,000     27,198        33,198
Robert Sroka                -         -            -             -            -            -   16,601     16,601        88,895
-----------------------------------------------------------------------------------------------------------------------------------
  Subtotal BOD              -         -            -             -            -          198   97,601     97,799       187,376
-----------------------------------------------------------------------------------------------------------------------------------
Robert Andreottola     31,154         -            -             -            -          704        -     31,858       135,468
Mitchell Blocher        8,846         -            -             -            -            -        -      8,846        42,550
Dannie Durham               -         -            -             -            -            -        -          -             -
Don Garrison           12,692         -            -             -            -        3,684        -     16,376        65,185
Greg Graber            18,692         -            -             -            -        4,667        -     23,359        90,892
Gary Grimes            16,346         -            -             -            -        6,076        -     22,422        99,541
Timothy Ligon           9,846         -            -             -            -        3,266        -     13,112        57,087
Louis Profumo          23,077         -            -             -            -        1,759        -     24,836       126,792
Brett Shone            11,740         -            -             -            -        4,367        -     16,107        61,022
Percy Williams         10,000         -            -             -            -          696        -     10,696        51,806
-----------------------------------------------------------------------------------------------------------------------------------
  Subtotal Officers   142,393         -            -             -            -       25,219        -    167,612       730,343
-----------------------------------------------------------------------------------------------------------------------------------
Total Payments        142,393         -            -             -            -       25,219   97,601    265,411       917,719
===================================================================================================================================

AVADO BRANDS, INC.
20-Jul-04

---------------------------------
      80/20 PROFESSIONALS
---------------------------------
                                             Services        Services         Services       Services
                                           for month of    for month of     for month of   for month of
                                              Feb-04          Mar-04           Apr-04         May-04
TOTAL BILLED FEES + EXPENSES
Anderson Kill & Olick, PC                    $81,055.58     $143,595.48     $119,251.05     $126,469.58
Cox & Smith, Inc.                           $140,302.61     $142,256.23     $183,731.84     $129,422.26
Miller Buckfire Lewis Ying & Co., LLC (1)   $100,000.00     $100,000.00     $120,239.64     $108,060.63
Munsch Hardt Kopf & Harr, PC                 $16,234.37      $15,565.16      $14,433.71      $13,632.86
Skadden, Arps, Slate, Meagher & Flom LLP    $306,873.00     $205,974.00     $162,131.00     $155,911.00
Ernst & Young LLP (2)                        $75,000.00      $50,000.00      $58,831.00      $53,117.00
-----------------------------------------------------------------------------------------------------------
                                            $719,465.56     $657,390.87     $658,618.24     $586,673.33
-----------------------------------------------------------------------------------------------------------

FEES AT 80%
Anderson Kill & Olick, PC                    $60,874.00     $104,968.00      $92,334.40       $88,996.00
Cox & Smith, Inc.                           $100,077.60     $108,334.80     $144,517.60       $97,206.80
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00      $80,000.00      $80,000.00       $80,000.00
Munsch Hardt Kopf & Harr, PC                 $12,344.00      $12,096.00       $9,724.00       $10,116.00
Skadden, Arps, Slate, Meagher & Flom LLP    $233,792.00     $147,841.00     $117,796.00      $106,888.00
Ernst & Young LLP (2)                        $60,000.00      $40,000.00      $40,000.00       $40,000.00
-----------------------------------------------------------------------------------------------------------
                                            $547,087.60     $493,239.80     $484,372.00      $423,206.80
-----------------------------------------------------------------------------------------------------------

DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                    $15,218.50      $26,242.00      $23,083.60       $22,249.00
Cox & Smith, Inc.                            $25,019.40      $27,083.70      $36,129.40       $24,301.70
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $20,000.00      $20,000.00       $20,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $3,024.00       $2,431.00        $2,529.00
Skadden, Arps, Slate, Meagher & Flom LLP     $58,449.00      $36,960.00      $29,449.00       $26,722.00
Ernst & Young LLP (2)                        $15,000.00      $10,000.00      $10,000.00       $10,000.00
-----------------------------------------------------------------------------------------------------------
                                            $136,772.90     $123,309.70     $121,093.00      $105,801.70
-----------------------------------------------------------------------------------------------------------

EXPENSES AT 100%
Anderson Kill & Olick, PC                     $4,963.08      $12,385.48       $3,833.05       $15,224.58
Cox & Smith, Inc.                            $15,205.61       $6,837.73       $3,084.84        $7,913.76
Miller Buckfire Lewis Ying & Co., LLC (1)         $0.00           $0.00      $20,239.64        $8,060.63
Munsch Hardt Kopf & Harr, PC                    $804.37         $445.16       $2,278.71          $987.86
Skadden, Arps, Slate, Meagher & Flom LLP     $14,632.00      $21,173.00      $14,886.00       $22,301.00
Ernst & Young LLP (2)                             $0.00           $0.00       $8,831.00        $3,177.00
-----------------------------------------------------------------------------------------------------------
                                             $35,605.06      $40,841.37      $53,153.24       $57,664.83
-----------------------------------------------------------------------------------------------------------

TOTAL PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $65,837.08     $117,353.48      $96,167.45      $104,220.58
Cox & Smith, Inc.                           $115,283.21     $115,172.53     $147,602.44      $105,120.56
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00      $80,000.00     $100,239.64       $88,060.63
Munsch Hardt Kopf & Harr, PC                 $13,148.37      $12,541.16      $12,002.71       $11,103.86
Skadden, Arps, Slate, Meagher & Flom LLP    $248,424.00     $169,014.00     $132,682.00      $129,189.00
Ernst & Young LLP (2)                        $60,000.00      $40,000.00      $48,831.00       $43,177.00
-----------------------------------------------------------------------------------------------------------
                                            $582,692.66     $534,081.17     $537,525.24      $480,871.63
-----------------------------------------------------------------------------------------------------------

CUMULATIVE PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $65,837.08     $183,190.56     $279,358.01      $383,578.59
Cox & Smith, Inc.                           $115,283.21     $230,455.74     $378,058.18      $483,178.74
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00     $160,000.00     $260,239.64      $348,300.27
Munsch Hardt Kopf & Harr, PC                 $13,148.37      $25,689.53      $37,692.24       $48,796.10
Skadden, Arps, Slate, Meagher & Flom LLP    $248,424.00     $417,438.00     $550,120.00      $679,309.00
Ernst & Young LLP (2)                        $60,000.00     $100,000.00     $148,831.00      $176,524.00
-----------------------------------------------------------------------------------------------------------
                                            $582,692.66   $1,116,773.83   $1,654,299.07    $2,119,686.70
-------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                    $15,218.50      $41,460.50      $64,544.10       $86,793.10
Cox & Smith, Inc.                            $25,019.40      $52,103.10      $88,232.50      $112,534.20
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $40,000.00      $60,000.00       $80,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $6,110.00       $8,541.00       $11,070.00
Skadden, Arps, Slate, Meagher & Flom LLP     $58,449.00      $95,409.00     $124,858.00      $151,580.00
Ernst & Young LLP (2)                        $15,000.00      $25,000.00      $35,000.00       $41,129.00
-------------------------------------------------------------------------------------------------------------
                                            $136,772.90     $260,082.60     $381,175.60      $483,106.30
-------------------------------------------------------------------------------------------------------------

     (1) Miller Buckfire received $300,000 retainer 1/26/04. $150,000 applied to prepetition fees & expenses - $150,000 applied to post petition final settlement of fees & expenses - monthly fee $100,000 subject to 80/20 arrangement

     (2) EYCF fee arrangement - $75,000 first month, $50,000 subsequent months

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
20-Jul-04

----------------------------------------
    AP Services, LLC (Alix Partners)
----------------------------------------
                                              Services            Services         Services        Services
                                            for month of        for month of     for month of    for month of
                                               Feb-04              Mar-04           Apr-04          May-04
TOTAL BILLED FEES + EXPENSES
AP Services (1)                             $387,302.10         $560,965.21       $457,323.90     $323,124.11

FEES AT 80%
AP Services (1)                             $294,532.20         $350,000.00       $343,900.20     $242,922.60

DEFERRED FEES AT 20%
AP Services (1)                              $73,633.05         $160,860.00        $85,975.05      $60,730.65

EXPENSES AT 100%
AP Services (1)                              $19,136.85          $50,105.21        $27,448.65      $19,470.86

TOTAL PAID (80% FEES + EXPENSES)
AP Services ($350,000 monthly cap)(1)       $313,669.05         $400,105.21       $371,348.85     $262,393.46

CUMULATIVE PAID (80% FEES + EXPENSES)
AP Services (1)                             $313,669.05         $713,774.26     $1,085,123.11   $1,347,516.57

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
AP Services (1)                              $73,633.05         $234,493.05       $320,468.10     $381,198.75


     (1) AP Services to receive monthly 80% of its total fees or $350,000, whichever is less, plus 100% of total expenses

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

                                                       Monthly Operating Reports

     CASE NAME: Avado Brands, Inc.                     ACCRUAL BASIS - 7

     CASE NUMBER: 04-31555                             rwd, 6/04


                                          MONTH: June 2004

QUESTIONNAIRE
                                                             YES          NO
-------------------------------------------------------------------------------
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
   THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
-------------------------------------------------------------------------------
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
   OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
-------------------------------------------------------------------------------
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
   OR LOANS) DUE FROM RELATED PARTIES?                                      X
-------------------------------------------------------------------------------
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
   LIABILITIES THIS REPORTING PERIOD?                         X
-------------------------------------------------------------------------------
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
   DEBTOR FROM ANY PARTY?                                                   X
-------------------------------------------------------------------------------
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
-------------------------------------------------------------------------------
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
   PAST  DUE?                                                               X
-------------------------------------------------------------------------------
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
-------------------------------------------------------------------------------
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                             X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                        X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.



INSURANCE
                                                            YES           NO
-------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
   OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?            X
-------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
        TYPE  OF                                             PAYMENT AMOUNT
         POLICY            CARRIER       PERIOD COVERED        & FREQUENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    See Attachments
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     Explanation of "Yes" Answers:

     We have paid certain pre-petition expenses after receiving Court approval under the PACA, Beer, Wine & Liquor, Waste Service Providers, Utilities, Employee and Surety Bond Orders.

Policy Register
AVADO BRANDS, INC.

Line of Coverage  Insurer           Term      Premium     Limits                                                     Deductible/SIR
-----------------------------------------------------------------------------------------------------------------------------------
Property          Allianz          2/16/04    $502,523    $50,000,000 Total Loss Limit                                  $ 250,000
                  Insurance Co.    2/16/05                                                                              $ 100,000
                                                          $20,000,000 Earthquake/Earth Movement (Esxcludes CA)          $ 250,000
                                                          $20,000,000 Flood, Except
                                                          $ 2,500,000 Flood 100 Yr Flood Zone - Aggregate               $ 500,000
                                                          $25,000,000 Domestic Terroism
                                                          $ 2,500,000 Newly Acquired Property (90 days)
                                                          $ 5,000,000 Builders Risk                                     $  25,000
                                                          $ 5,000,000 Ordinance or Law Coverage
                                                          $ 1,330,000 Fine Arts
                                                          $    50,000 Trees, Shrubs, Plants, and Lawns
 -----------------------------------------------------------------------------------------------------------------------------------
Boiler &          Allianz          2/16/04    Incl. in    $15,000,000 Property Damage, Business Income Extra Expense    $  10,000
Machinery         Insurance Co.    2/16/05    property    $ 1,000,000 Off Premises Service Interruption (Gas, Steam,
                                                                      Electricity, Water, A/C, Telephone)
                                                          $   500,000 Consequential Damage Spoilage                     $   5,000
                                                          $   100,000 Expediting Expense                                $   5,000
                                                          $   500,000 Ammonia Contamination
                                                          $   100,000 Water Damage
                                                          $   100,000 Hazardous Substances
------------------------------------------------------------------------------------------------------------------------------------
Automobile        American Home    2/16/04    $  5,000    $ 1,000,000 Combined Single Limit Each Occurence - Symbol 8   $   1,500
Liability         Assurance        2/16/05                $     5,000 Auto Medical Payments - Symbol 2
                                                          $    50,000 Hired Car Physical Damage
                                                          Minimum Statutory Personal Injury Protection
------------------------------------------------------------------------------------------------------------------------------------
General           American Home    2/16/04    $210,000    $10,000,000 General Aggregate Limit                           $ 500,000
Liability         Assurance        2/16/05                $ 2,000,000 Products/Completed Operations Aggr. Limit
                  Company                                 $ 1,000,000 Personal & Advertising Injury Limit
                                                          $ 1,000,000 Combined Single Limit Each Occurrence
                                                          $ 1,000,000 Fire Damage Limit, Any One Fire
                                                          $     5,000 Medical Expense
                                                          $ 1,000,000 Employee Benefits Per Coaim/Aggregate             $   1,000
                                                          $ 1,000,000 Liquor Liability Each Common Clause Limit
------------------------------------------------------------------------------------------------------------------------------------
Workers'          American Home    2/16/04    $688,936    Statutory   Coverage A-Workers Comp.                          $ 500,000
Compensation      Assurance        2/16/05                            Coverage B-Workers Comp.
                  Company                                 $ 1,000,000 Each Accident
                                                          $ 1,000,000 Each Employee/Disease
                                                          $ 1,000,000 Policy Limit/Disease
------------------------------------------------------------------------------------------------------------------------------------
Foreign           Insurance Co     2/16/04    $  2,500    General Libility
Liability         of the State     2/16/05                $ 1,000,000 Each Occurence
                  of Pennsylvania                                     Excluded Products/Completed Operations Aggregate
                                                          $ 1,000,000 General Aggregate
                                                          $ 1,000,000 Personal & Advertising Injury Limit
                                                          $    10,000 Medical Expense Limit
                                                          $    50,000 Damages to Premises Rented to you Limit
                                                          Contingent Automobile Liability
                                                          $ 1,000,000 Combined Single Limit
                                                          Travel Acidental Death and Dismemberment
                                                          $    10,000 Death Benefit Per Person
                                                          $   100,000 Death Aggregat limit of indemnity
                                                          Accidental Sickness and Medical
                                                          $     5,000 Medical Expense Per Occurence                     $     250
                                                          $    25,000 Repatriation of Mortal Remains Per Occurence
                                                          $   100,000 Medical Evacuation Expense Per Occurence
------------------------------------------------------------------------------------------------------------------------------------
Umbrella          American         2/16/04    $100,091    $40,000,000 Per Occurence                                     $  10,000
Liability         International    2/16/05                $40,000,000 Products/Completed Operations Aggregate
                  South Insurance                         $40,000,000 General Aggregate
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Fiduciary         Federal          8/01/03    $  9,828    $ 2,000,000 Each Loss                                         $  50,000
Liability         Insurance        8/01/04                $ 2,000,000 Each Policy Period                                $ 100,000
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Directors &       American         8/01/03    $485,000    $10,000,000 Each Loss, Each Director/Officer                  $ 500,000
Officers          International    8/01/04                $    50,000 Crisis Fund                                       $ 250,000
                  South Insurance
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Federal          8/01/02    $210,975    $5,000,000 Excess of $10,000,000
& Officers        Insurance Co.    8/01/04
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Speciality       8/1/03     $196,000    $5,000,000 Excess of $15,000,000
& Officers        Insurance Co.    8/01/04
------------------------------------------------------------------------------------------------------------------------------------
Crime             Federal          8/01/03    $ 51,070    $5,000,000 Employee Theft                                     $ 200,000
                  Insurance        8/01/04                $5,000,000 Premises Coverage
                  Company                                 $5,000,000 Transit Coverage
                                                          $5,000,000 Depositor's Forgery
                                                          $5,000,000 Computer Funds Transfer Fraud
                                                          $5,000,000 Money Order & Counterfeit Fraud Coverage
                                                          $5,000,000 Credit Card Fraud Coverage
------------------------------------------------------------------------------------------------------------------------------------
Special Crime     Federal          8/01/03    $  5,000    $5,000,000 Kidnap/Ransom and Extortion                        $       0
                  Insurance        8/01/04                $5,000,000 Custody Coverage
                  Company                                 $5,000,000 Expense Coverage
                                                          $  250,000 Sublimit for Recall Expenses
                                                          $   50,000 Sublimit for Rest and Rehabilitation Expenses
                                                          $  250,000 Accidental Loss Coverage - Loss of Life Benefit
                                                          $  500,000 Accidental Loss Coverage - Event Benefit Amount
                                                                 25% Mutilation (% of Loss of Life Benefit)
                                                                 50% Accidental Loss other than Mutilation/Loss of Life
                                                          $  250,000 Legal Liability Costs Coverage
------------------------------------------------------------------------------------------------------------------------------------
Employment        National Union   8/01/03    $170,000    $5,000,000 Aggregate                                          $1,000,000
Practices         Fire Insurance   8/01/04
Liability         Company of
                  Pittsburgh, PA
------------------------------------------------------------------------------------------------------------------------------------

                      Commercial Premium Finance Agreement
                             AFCO PREMIUM CREDIT LLC
          A Joint Venture of AFCO Credit Corporation and Marsh USA Inc.
             2951 FLOWERS ROAD SOUTH, SUITE #132, ATLANTA, GA 30341
                     TEL. NOS. (770) 455-4850 (800) 288-5410
-------------------------------------------------------------------------------
Agent (Name and Address)       Insured (Name and Address as shown on the policy)


MARSH USA INC                  AVADO BRANDS, INC.
Attn:  ERIN MAURER             Attn:  MR. TIM LIGON
3475 PIEDMONT ROAD STE 1200    HANCOCK AT WASHINGTON
ATLANTA, GA  30305             MADISON, GA  30650
(404) 760-0112                 (706) 342-4552

A)  Total Premiums          B)  Down Payment        C)  Amount Financed        D)  Finance Charge         E)  Total Payments
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    1,509,050.00                528,168.00              980,882.00                 12,298.79                  993,180.79
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
F)  Annual Percentage Rate      No. of Payments         Amount of Payments         First Installment Due      Installment Due Dates
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    3.750%                      7 (Monthly)             141,882.97                 03/16/2004                 16th
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------

                              SCHEDULE OF POLICIES
---------------------------------------------------------------------------------------------------------------------
Effective Date      Name of Insurance Company and Name and Address of     Type of       Months          Premium $
of Policy/Inst.     General or Policy Issuing Agent or Intermediary       Coverage     Covered
---------------------------------------------------------------------------------------------------------------------
02/16/2004          ALLIANZ INS CO                                           PROP         12            502,122.00
                                                                             TAX          Ref               401.00
02/16/2004          AMERICAN HOME ASSUR CO                                   XSLB         12            210,000.00
02/16/2004          AMERICAN HOME ASSUR CO                                    WC          12            688,936.00
02/16/2004          INSURANCE CO OF THE STATE OF PA                          FRLB         12              2,500.00
02/16/2004          AMERICAN INT'L SOUTH INS CO                              UMB          12            100,091.00
02/16/2004          AMERICAN HOME ASSUR CO                                   AUTO         12              5,000.00


                    ($2,500.00 TME)
---------------------------------------------------------------------------------------------------------------------

     (1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Premium Credit LLC ("AFCO"), a joint venture of AFCO Credit Corporation and Marsh USA Inc., is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law, Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein. NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

     INSURED AGREES TO THE TERMS SET FORTH ABOVE AND ON THE LAST PAGEOF THIS AGREEMENT

_________________  X___________________________   _____________    ____________
INSURED'S  NAME     SIGNATURE OF INSURED OR       TITLE            DATE
                    AUTHORIZED REPRESENTATIVE

                         AGENT OR BROKER REPRESENTATIONS

     The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements.  5. No audit or  reporting  form  policies,  policies  subject  to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

      IF THERE ARE ANY EXCEPTIONS TOTHE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

___________________   X_____________________________   ___________   _________
AGENT OR BROKER        SIGNATURE OF AGENT OR BROKER    TITLE         DATE


     (2)   ASSIGNMENT  OF  AGREEMENT:   This  agreement  will  be  assigned  and
transferred to and serviced by AFCO Credit Corporation.

     (3) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (15), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.

     (4) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

     (5) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

     (6) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

     (7) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceedings.

     (8) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

     (9) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

     (10) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.

     (11) FINANCE CHARGE: The finance charge shown in block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.

     (12) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.

     (13) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

     (14) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

     (15) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

     (16) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.

     (17) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.

     (18) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

     (19) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

     (20) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

     (21) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.

     (22) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

     (23) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

     (24) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (6). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.